Exhibit 10.10.14

*Certain confidential information contained in this agreement has been omitted because it (i) is not material and (ii) would be competitively harmful if publicly disclosed.

September 10, 2020

VIA FEDEX AND E-MAIL

Mesa Airlines, Inc.

410 N. 44th Street Suite

700

Phoenix, AZ 85008

Attention: President & General Counsel

Re: First Amendment (this "Amendment") to the Capacity Purchase Agreement

Ladies and Gentlemen:

As you are aware, Mesa Airlines, Inc . ("Contractor"), Mesa Air Group, Inc . ("Parent") and United Airlines, Inc. ("United" and, together with Contractor and Parent, the "Parties"), are each a party to that certain Amended and Restated Capacity Purchase Agreement dated as of November 26, 2019 (the "CPA"). Capitalized terms not defined herein shall be defined as provided in the CPA.

SECTION 1. Certain Amendments.

1.1Section 2.1(c)- Flight Schedules. Effective April I, 2020, the second sentence of Section 2.1 (c) of the CPA is amended and restated in its entirety as follows:

"United shall also be entitled, in its sole discretion and at any time prior to takeoff, to direct Contractor to delay or cancel a Scheduled Flight, including without limitation for delays and cancellations that are ATC or weather related, and Contractor shall take all necessary action to give effect to any such direction; provided that, other than with respect to any calendar month during the Interim Period, if United, following delivery of a Final Monthly Schedule for such calendar month, directs the cancellation of flights (each, a "United Directed Cancelled Flight" and collectively, the "United Directed Cancelled Flights") and that flight cancellation is coded in United's systems as a United initiated cancel then United shall pay Contractor in accordance with the rates set forth in Schedule 2A or 28, as applicable, for each United Cancelled Flight, as if each such United Cancelled Flight had been  operated  as contemplated  in the Final Monthly Schedule as the sole compensation for such flight."

I .2Section 2.1(c) - Flight Schedules . Effective April I, 2020, the eighth sentence of Section 2.1 (c) of the CPA is amended to add the following proviso to such sentence: [***]

1.3Section 2.1Cf)- Interim Period Communication. The CPA is amended to add the following as a new Section 2. l(f):

"(f) Interim Period Communication. During the Interim Period, United shall use commercially reasonable efforts [***]

1.4[***]

1.5Section 3.1 - Contractor Expenses. The first sentence of Section 3.1 of the CPA is hereby amended and restated in its entirety as follows:

"For and in consideration of the services to be provided by Contractor pursuant to the terms and conditions of this Agreement, United shall make payments to Contractor, subject to the terms and conditions set forth in this Article III and elsewhere in this Agreement (including, but not limited to, Section 2.1 (e)). for the following measurements, in each case as applicable with respect to the Covered Aircraft depending on the measurements set forth on Schedules 2A, 2B and 2C with respect to the Covered Aircraft: (i) aircraft per month, (ii) block hours flown on completed Scheduled Flights, (iii) flight hours flown on completed Scheduled Flights, (iv) the number of departures for completed Scheduled Flights, and (v) the number of aircraft in schedule, in each case in accordance with the rates set forth on Schedules 2A (with respect to the El75 Covered Aircraft and the El75LL Covered Aircraft), 2B (with respect to the CRJ700 Covered Aircraft) and 2C (with respect to the CRJ550 Covered Aircraft) (all such compensation, collectively, the "Compensation for Carrier Controlled Costs"), as applicable. Compensation for Carrier Controlled Costs shall be paid in accordance with Section 3.6. Notwithstanding anything to the contrary in this Agreement, the parties acknowledge and agree that, solely with respect to the Interim Period, the Compensation for Carrier Controlled Costs shall be pursuant to the rates set forth on Attachment 1 to the First Amendment."

1.6Section 3.4(b) - Contractor Expenses. The third sentence of Section 3.4{b) is hereby amended to add the following proviso at the end of such sentence: "provided that the parties acknowledge and agree [***]

1.7Section 3.6{b)(i)(J)- Reconciliation of Certain Compensation for Carrier Controlled Costs. Effective April I, 2020, Section 3.6(b)(i)(J) of the CPA is amended and restated in its entirety as follows:

"(J) In the event of any United Directed Cancelled Flights utilizing CRJ Covered Aircraft or E175LL Covered Aircraft in any calendar month not during the Interim Period, the reconciliation for such month shall include a payment by United to Contractor in an amount equal to the rates set forth in Schedule 2B for each United Directed Cancelled Flight"

1.8Section 3.6(b)(ii) - Reconciliation of Pass-Through Costs. Effective [***], the CPA is hereby amended such that the following proviso will be added to Sections 3.6(b){ii)(A)(I0) and (11) "provided, however, that United shall pay Contractor the dollar amount of such payment obligations no later than the later to occur of (i) the date that is [***] Business Day prior to the due date for such payment obligations and (ii) the date that is [***] Business Days following United's receipt of written notice of such payment obligations from Contractor."

1.9Section 3.6{b){iii}- Reconciliation for Scheduled Block-Hours. Section 3.6{b){iii) of the CPA is amended and restated in its entirety as follows:

(iii)Reconciliation for Scheduled Block-Hours. With respect to any Final Monthly Schedule for any calendar month from time to time, with respect to each of the E175 Covered Aircraft, on the one hand, and the Bombardier Covered Aircraft, on the other hand, if the total number of scheduled block-hours for the applicable fleet in such Final Monthly Schedule (the "Total Monthly Scheduled Block Hours") is less than the Block-Hour Monthly Threshold (as defined below) for such fleet, then United shall pay Contractor the Block-Hour Adjustment Amount (as defined below) for such fleet; [***]provided, however, that, notwithstanding anything to the contrary in this Agreement (including in this Section 3.6(b)(iii)), United's payment obligation for Block-Hour Adjustment Amounts in respect of calendar months during the Interim Period shall not be due and payable until [***]. For the purposes of this Section 3.6(b)(iii), the following definitions shall apply:

"Block-Hour Adjustment Amount" - means, for any calendar month, the product of (x) the Block-Hour Monthly Threshold minus the Total Monthly Scheduled Block-Hours, multiplied by (y) as applicable, either (A) for any calendar month during the Interim Period, [***] or (B) for any calendar month that is not during the Interim Period, [***]; provided that the figure in the foregoing clause (B) shall be adjusted on June I of each calendar year as follows: the new figure, applicable beginning on June 1 of each calendar year, shall be equal to the figure in effect on the date immediately preceding June l of each calendar year multiplied by [***];provided further that the Block-Hour Adjustment Amount shall be calculated separately for each of the El 75 Covered Aircraft, on the one hand, and the Bombardier Covered Aircraft, on the other hand; and provided further that, notwithstanding anything to the contrary in this Section 3.6(b)(iii), the Block-Hour Adjustment Amount for any fleet for any calendar month shall be reduced to the extent that the number of block-hours actually flown for such calendar month is less than the Block-Hour Monthly Threshold for such calendar month [***]:

If the Block-Hour Adjustment Amounts are as set forth below during the Interim Period,

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Calendar Month	Block-Hour Adjustment Amount

	Bombardier Covered Aircraft	E175 Covered Aircraft
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then, with respect to the E175 Covered Aircraft, the Block-Hour Adjustment Amount will only be paid by United for the months of [***] and, with respect to the Bombardier Covered Aircraft, the Block-Hour Adjustment Amount will only be paid by United for the months of [***] and, as such, the aggregate Block-Hour Adjustment Amount payable by United will be equal to [***] (in respect of the E175 Covered Aircraft) plus [***] (in respect of the Bombardier Covered Aircraft)), and such amount will be due and payable [***]

For further illustrative purposes, the figures below would generate the figures in the table set forth above for April 2020:

El75 Covered Aircraft

•	Average Scheduled Stage Length = [***]
•	Available to Schedule Covered Aircraft= [***]
•	Total Monthly Scheduled Block Hours= [***]
•	Block Hour Monthly Threshold= Associated [***] Hours Per Day Per Available to Schedule Covered Aircraft [***] X Available to Schedule Aircraft [***]
•	ERJ Block-Hour Adjustment Amount= Block Hour Monthly Threshold [***] - Scheduled Block Hours [***]

Bombardier  Covered Aircraft

•	Average Scheduled Stage Length = [***]
•	Available to Schedule Covered Aircraft = [***]
•	Total Monthly Scheduled Block Hours= [***]
•	Block Hour Monthly Threshold= Associated Block Hours Per Day Per Available to Schedule Covered Aircraft [***]X Available to Schedule Aircraft [***]
•	CRJ Block-Hour Adjustment Amount= Block Hour Monthly Threshold [***]- Scheduled Block Hours [***]

"Block-Hour Monthly Threshold" - means, with respect to any calendar month, the product obtained by multiplying (x) the product obtained by multiplying (I) the number of block-hours per day per Available to Schedule Covered Aircraft corresponding to the average stage length applicable to the Final Monthly Schedule for such calendar month, by (2) the total number of Available to Covered Aircraft applicable to the Final Monthly Schedule for such calendar month, by (y) the number of days in such calendar month; provided that the Block-Hour Monthly Threshold shall be calculated separately for each of the E175 Covered Aircraft, on the one hand, and the Bombardier Covered Aircraft, on the other hand; and provided further that the number of block-hours per day corresponding to a particular [***] for a particular fleet as referenced in the foregoing clause (x) shall be determined by applying the average scheduled stage length in the applicable Final Monthly Schedule to the table set forth below (subject to linear interpolation between the data points in such table).

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Average Scheduled Stage Length	Block Hours Per Day Per Available to Schedule Covered Aircraft
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1.10Section 3.6Cf)-Payment Terms During Interim Period. Section 3.6 of the CPA is amended to add the following provision as a new Section 3.6{f): "Notwithstanding anything to the contrary in this Agreement, with respect to each calendar month during the Interim Period, the Prepayment for such mont and any reconciliation pursuant to Section 3.6(b) for such month shall both be calculated based upon the base compensation rates set forth on Attachment I to the First Amendment applicable to [***] (as such term is defined in Attachment l to the First Amendment) for such month."

1.11Section 3.7 - Government Assistance. The CPA is amended to add the following provision as a new Section 3.7:

"3.7[***]

1.12 [***]

1.13Exhibit A - Defined Terms. Exhibit A to the CPA is hereby amended to add new definitions as follows:

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"CRJ Incentive Program Waiver Condition" - means, with respect to a calendar month, the number of block-hours per day per Available to Schedule CRJ Covered Aircraft is less than [***].

"ERJ Incentive Program Waiver Condition" - means, with respect to a calendar month, the number of block-hours per day per Available to Schedule ERJ Covered Aircraft is less than [***].

"First Amendment" means the First Amendment to this Agreement dated as of August_, 2020.

"Interim Period" - means the period beginning at 12:00 a.m. local time in Chicago, Illinois on April 1, 2020 and ending at 12:00 a.m. local time in Chicago, Illinois on October I, 2020.

SECTION 2.	Miscellaneous.

This Amendment may be executed in counterparts, each of which is deemed an original hereof. The Parties shall become bound by this Amendment immediately upon execution hereof by each Party. Except as expressly amended in this Amendment, the CPA will remain in full force and effect. Notwithstanding anything to the contrary in this Amendment, the terms and provisions of this Amendment are intended solely for the benefit of the Parties, and it is not the intention of the Parties to confer third party beneficiary rights upon any other person. This Amendment (together with the attached exhibits) constitutes the entire agreement between the Parties, and supersedes any other agreements, representations, warranties, covenants, communications, or understandings, whether oral or written (including, but not limited to, e mail and other electronic correspondence), that may have been made or entered into by or between the Parties or any of their respective affiliates or agents relating in any way to the transactions contemplated by this Amendment.

[Signature page follows]

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If Contractor is in agreement with the above, please indicate its agreement by having an authorized representative sign below in the space provided and return a signed copy of this Amendment to the undersigned.

Very truly yours,

UNITED AIRLINES, INC.

By: /s/ Sarah Murphy

  Name: Sarah Murphy

  Title:SVP - UAX

ACCEPTED AND AGREED:

MESA AIRLINES, IN C.

By:	Mike Lotz
President and CFO

MESA AIR GROUP, INC.

By:	Mike Lotz
President and CFO

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ATTACHMENT 1

Labor Credit Adjusted Base Compensation Rates for Interim Period

Solely with respect to the Interim Period, Compensation for Carrier Controlled Costs shall be based exclusively on the rates set forth below, and United ' s payment obligations relating thereto shall be pursuant  to the applicable provisions of the CPA (as amended by the  First  Amendment) .  For  the  purposes of the table below, with respect to any calendar  month during the Interim  Period, "Average  Monthly  Utilization" for the applicable fleet shall be equal to the quotient obtained by  dividing  (A)  the  number  of scheduled block hours set forth in the Final Monthly Schedule for such fleet  for  such  month  (excluding  the block hours for any United Directed Cancelled Flights with respect to such Final Monthly Schedule), by (B) the number of Available to Schedule E175 Covered Aircraft  or  Available  to Schedule  CRJ Covered  Aircraft (as applicable) .

Average Monthly Utilization
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